UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                     FIRST INVESTORS SPECIAL BOND FUND, INC.
               FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
                            EXECUTIVE INVESTORS TRUST
                        FIRST INVESTORS LIFE SERIES FUND
                FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
                   FIRST INVESTORS CASH MANAGEMENT FUND, INC.
                      FIRST INVESTORS FUND FOR INCOME, INC.
                        FIRST INVESTORS GLOBAL FUND, INC.
                      FIRST INVESTORS GOVERNMENT FUND, INC.
                  FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
                           FIRST INVESTORS SERIES FUND
                      FIRST INVESTORS SERIES FUND II, INC.

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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange

     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

[LOGO] FIRST INVESTORS
                                                                October 18, 2005

                IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN THE

                              FIRST INVESTORS FUNDS


Dear Shareholder:

As discussed in the proxy statement that we previously mailed to you, a Special Meeting of Shareholders of the First Investors Funds is scheduled for October 28, 2005. Our records show that we have not received your vote.

Please vote today to help the Funds avoid additional proxy solicitation expenses.

Another copy of your ballot(s) has been enclosed with this letter for your convenience. Should you have any questions regarding the proposal, please call the toll-free number listed below. The following voting options have been set up for your convenience.

       PLEASE UTILIZE ONE OF THE OPTIONS BELOW TO VOTE YOUR SHARES TODAY.

     1. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

     2. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy card 24 hours per day.

     3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

Please call 1-800-591-6313 and ask for extension 12 if you have any questions regarding this matter. Representatives are available Monday through Saturday from 9:00 a.m. to 10:00 p.m. Eastern Time to answer any questions you might have and can also record your voting instructions.

I appreciate your cooperation in voting your proxy. If you have already voted, thank you very much.

Sincerely,

/s/ Kathryn S. Head

Kathryn S. Head
President

[LOGO] FIRST INVESTORS
                                                                October 18, 2005


                IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN THE

                              FIRST INVESTORS FUNDS

Dear Shareholder:

As discussed in the proxy statement that we previously mailed to you, a Special Meeting of Shareholders of the First Investors Funds is scheduled for October 28, 2005. Our records show that we have not received your vote.

           PLEASE VOTE TODAY TO HELP THE FUNDS AVOID ADDITIONAL PROXY
                             SOLICITATION EXPENSES.

Another copy of your ballot(s) has been enclosed with this letter for your convenience. Should you have any questions regarding the proposal, please call the toll-free number listed below. The following voting options have been set up for your convenience.

       PLEASE UTILIZE ONE OF THE OPTIONS BELOW TO VOTE YOUR SHARES TODAY.

     4. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

     5. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy card 24 hours per day.

     6. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

     7. VOTE BY TELEPHONE. You may cast your vote by telephone by calling our toll-free proxy hotline at 1-800-591-6313. Representatives of our proxy agent, InvestorConnect, are available to record your vote Monday through Saturday from 9:00 a.m. to 10:00 p.m. Eastern Time.

Please call InvestorConnect at 1-800-591-6313 if you have any questions regarding this matter.

I appreciate your cooperation in voting your proxy. If you have already voted, thank you very much.

Sincerely,

/s/ Kathryn S. Head

Kathryn S. Head
President